UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 19, 2021

Instadose Pharma Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-216292	81-3599639
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1545 Crossways Blvd., Suite 250

Chesapeake, Virginia 23320-0210

 (Address of Principal Executive Offices)
(Zip Code)

(800) 701 - 4342

 (Registrant’s telephone number, including area code)

______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Final Court Order

On October 19, 2021, Instadose Pharma Corp (“Instadose Canada” or the “Petitioner”) applied to the Supreme Court of British Columbia (the “Court”) in connection with a proposed plan of arrangement (the “Plan of Arrangement”) giving effect to an arrangement (the “Arrangement”) under section 288 of the Business Corporations Act (British Columbia), S.B.C. 2002, c.57, as amended, (the “BCBCA”) involving the Petitioner, its shareholders and Instadose Pharma Corp. (formerly Mikrocoze Inc.) (“MZKR”).

Instadose Canada received a Final Order which provided for, among others, (i) pursuant to Section 291 (4)(c) of the BCBCA the Arrangement as provided for in the Plan of Arrangement, including the terms and conditions thereof and the distributions, issuances, exchanges and/or adjustments of securities contemplated therein or in connection therewith, is procedurally and substantively fair and reasonable to the Instadose Shareholders; and (ii) pursuant to section 291(4)(a) of the BCBCA, the Arrangement as provided for in the Plan of Arrangement, including the terms and conditions thereof and the distributions, issuances, exchanges, and/or adjustments of securities contemplated therein or in connection therewith, be and was hereby approved by the Court.

Closing of the Arrangement is expected to occur on or about November 15, 2021.

The foregoing description of the Final Order and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Final Order, a copy of which is attached as Exhibit 2.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.2

Final Order issued by the Supreme Court of British Columbia, dated October 19, 2021, In the Mater of Section 228 of the British Corporations Act (British Columbia), S.B.C 2002, C. 57, as amended, and in the matter of an Arrangement Involving Instadose Pharma Corp., its Shareholders, and Instadose Pharma Corp. (formerly Mikrocoze Inc.)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Instadose Pharma Corp.

By:	/s/ Terry Wilshire
Terry Wilshire, President

October 20, 2021

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